                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 11, 2001
                                          -------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



          Virginia                      0-25762               54-1719855
-------------------------------       ------------       -------------------
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                File Number)       Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia               23060
--------------------------------------------------            ----------
   (Address of principal executive offices)                   (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS

                The June 2001 monthly Certificateholder's Statements to investors were distributed July 11, 2001.


ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under Exhibit 20:

                1.  June performance Summary

                2. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of June 2001.

                3. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of June 2001.

                4. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of June 2001.

                5. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of June 2001.

                6. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of June 2001.

                7. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of June 2001.

                8. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of June 2001.

                9. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of June 2001.

                10. Series 1999-1 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                11. Series 1999-2 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                12. Series 1999-3 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                13. Series 2000-1 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                14. Series 2000-2 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                15. Series 2000-3 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                16. Series 2000-4 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                17. Series 2000-5 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                18. Series 2001-1 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                19. Series 2001-2 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                20. Series 2001-3 Class A and Class B Certificateholder's
                    Statements for the month of June 2001

                21. Trust Excess Spread Analysis



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CAPITAL ONE MASTER TRUST

                                         By:  CAPITAL ONE BANK
                                              Servicer


                                         By:  /s/ David M. Willey
                                              ----------------------------------
                                              David M. Willey
                                              Senior Vice President of Corporate
                                              Financial Management

Date:  July 11, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------


                                    EXHIBITS

                                       TO

                                   FORM 8-K/A



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
-------               --------                                                        ------------
     1                June performance Summary                                                 07

     2                Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           09

     3                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           11

     4                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           13

     5                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           15

     6                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           17

     7                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           20

     8                Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           23

     9                Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           26

     10               Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           29

     11               Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           31

     12               Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           33

     13               Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           35

     14               Series 2000-2 Class A and Class B Certificate-

                      holder's Statements for the month of June 2001                           37

     15               Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           39

     16               Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           41

     17               Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           43

     18               Series 2001-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           45

     19               Series 2001-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           47

     20               Series 2001-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 2001                           49

     21               Trust Excess Spread Analysis                                             51